[AMERICAN BEACON MILEAGE FUNDS LOGO]

Supplement Dated May 31, 2007 to the Prospectus dated March 1, 2007

                   Mileage Class


  As of May 31, 2007, the Mileage Class of the American Beacon Municipal Money Market Mileage Fund and the American Beacon U.S. Government Money Market Mileage Fund has been liquidated and terminated and is no longer available for sale.